Exhibit 99.1

USA Technologies Announces Leadership Team and Slate of Directors Standing for
Election at Annual Meeting

Donald W. Layden, Jr., Named Chief Executive Officer and Michael Wasserfuhr
Named Chief Financial Officer

Kelly Kay and Sunil Sabharwal to Join USAT Board as Independent Directors

Sunil Sabharwal to serve as Non-Executive Chairman

Three Current Directors Resign from Board

Company Announces Slate of Ten Director Nominees to Stand for Election at 2020 Annual Meeting, Including Three Hudson Executive Capital Nominees

MALVERN, Pa. – (March 2, 2020) – USA Technologies, Inc. (OTC:USAT) (“USAT” or the “Company”), a cashless payments and software services company that provides end-to-end technology solutions for the self-service retail market, today announced that:

•
Donald W. Layden, Jr., has been named Chief Executive Officer and President, effective immediately. Mr. Layden will continue to serve as a director on the USAT Board of directors but will step down from his role as Executive Chairman. Mr. Layden has served as Executive Chairman of the Board of Directors since November 2019 and as interim Chief Executive Officer since October 2019. He joined the USAT Board in April 2019.

•
Michael Wasserfuhr has been named Chief Financial Officer, effective immediately. Mr. Wasserfuhr most recently served as a Principal and founder of Michael Wasserfuhr Business Transformation LLC, providing strategic, finance and operational consulting services for FinTech companies. Mr. Wasserfuhr has previously served as chief financial officer at a number of companies in the payment industry, including most recently Ingenico North America, Worldpay US, and Vesta Corporation.

•
Kelly Kay and Sunil Sabharwal have been appointed to the Board as independent directors, effective immediately. Ms. Kay is currently Chief Finance Officer of the Toyota Research Institute where she oversees Finance and Legal and Compliance operations for the organization. She previously served as Vice President of Business Operations at Lyft, where she oversaw Regulatory Compliance, Audit & Reporting, Payments & Fraud, and Airport Operations. Mr. Sabharwal served as the U.S. Alternative Executive Director to the International Monetary Fund, and previously served as Senior Vice President for Strategic Investments for First Data Corporation, as well as Managing Director for Financial Services and Healthcare at GE Equity, a division of GE Capital.

•	Mr. Sabharwal has also been named Non-Executive Chairman of the Board.
•
The Board has nominated Lisa Baird, Ellen Richey and Anne Smalling to stand for election as part of the Company’s slate of nominees at the 2020 Annual Meeting of Shareholders (“Annual Meeting”). Ms. Baird, Ms. Richey and Ms. Smalling are nominees named as part of the proxy solicitation commenced by Hudson Executive Capital (“HEC”), one of the Company’s shareholders.

•	Steven D. Barnhart, Joel Brooks and William J. Reilly, Jr., have resigned from the Board, effective immediately, and will not be seeking re-election at the Annual Meeting.
•
The USAT slate of director nominees will include Donald W. Layden Jr., Lisa Baird, Kelly Kay, Robert L. Metzger, Patricia A. Oelrich, Ellen Richey, Sunil Sabharwal, William J. Schoch, Anne Smalling and Ingrid S. Stafford. In total, the USAT slate of nominees will comprise 10 individuals, nine of whom would serve as independent directors, and eight of whom will have been appointed since April 2019.

“It has been rewarding to see the rapid progress we are making to strengthen the business, as demonstrated by our recently reported accelerated revenue growth and improvements in gross margins,” said Mr. Layden. “As CEO, I look forward to continuing to work with the Board and management team to ensure the Company is strongly positioned to realize the potential of USAT’s business and to create value for all of our stakeholders.”

“We are thrilled to welcome Michael to USAT as our permanent CFO,” Mr. Layden continued. “Michael possesses an impressive depth of experience in the payments industry with expertise in risk management and diligence. His extensive experience in finance and management will bring rigor and discipline to USAT as we bring our efforts to enhance controls and strengthen the business into renewed focus.”

“On behalf of the board, I am pleased to welcome Kelly and Sunil as independent directors and Sunil as the Board’s non-executive chairman. They each bring highly relevant skills and expertise to USAT, including significant experience in payments and financial technology, and strong backgrounds in compliance, audit and risk management. I am confident that they will be strong additions of the Board, and that their skills will complement our ongoing efforts to strengthen USAT’s oversight, control and governance functions. I would also like to extend our gratitude to Steve, Joel and Bill for their many contributions to USAT,” Mr. Layden continued.

“We believe that the proxy contest commenced by HEC is unnecessary given the far-reaching change that has been made across the Company and in the composition of the Board. With that said, we recognize the impressive credentials of Anne, Lisa and Ellen and believe they would add real value to the Company. We hope that by naming these three individuals as USAT board nominees, we can provide an avenue for HEC to take due credit for helping to refresh the Board and return to constructive engagement with USAT. We are confident the Company’s slate of nominees represents the strongest possible mix of skills and experience to provide USAT the ability to effectively execute its growth strategy and generate value for shareholders,” Mr. Layden concluded.

USAT intends to file its preliminary proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in due course. As previously announced, the USAT Annual Meeting will be held on April, 30, 2020.

About Michael Wasserfuhr
Michael Wasserfuhr most recently served as Principal and founder of Michael Wasserfuhr Business Transformation LLC. Prior to this, Mr. Wasserfuhr served as Senior Vice President Finance and Chief Financial Officer of Vesta Corporation from 2016 to 2017, Senior Vice President Finance and Chief Financial Officer of Worldpay US in 2015, and Senior Vice President Finance & Chief Financial Officer at Ingenico North America from 2011 to 2015. Earlier in his career, he served as Vice President, Finance and Chief Financial Officer of Putzmeister America, Inc. from 2007 to 2010, and as Vice President, Finance and Chief Financial Officer of TUV Rheinland of North America from 2000 to 2007. Mr. Wasserfuhr is a registered CPA. He earned a Ph.D. and an M.B.A. from Giessen University, Germany.

About Lisa Baird
Lisa Baird currently serves as the Chief Marketing Officer for New York Public Radio. In this position, she oversees marketing, membership, sponsorship and communications. She is also currently a director on the Board of Elite Sportswear, L.P. Prior to this, Ms. Baird served as Chief Marketing Officer of the United States Olympic and Paralympic Committee, where she oversaw marketing, media and revenue supporting U.S. national governing bodies and the Olympic and Paralympic teams. She earned a Bachelor’s degree in English from Penn State University and a Master’s degree from The Smeal College of Business.

About Kelly Kay
Kelly Kay is the current Executive Vice President and Chief Finance Officer of Toyota Research Institute. In this position, she is responsible for Finance, Human Resources, IT, Legal/Compliance, Facilities and overall operations of the organization tasked with designing the future of Toyota through artificial intelligence in robotics and automated driving. Ms. Kay joined TRI in February 2017 and formerly served as the Chief Operating Officer. Prior to TRI, Ms. Kay served as the Vice President of Business Operations at Lyft, Inc., where she built and led the teams responsible for Regulatory Compliance, Audit & Reporting, Payments & Fraud, and Airport Operations. She also served as the Chief Operating Officer and President of YapStone, Inc., a leading electronic payments company in the real property space. She earned a Bachelor’s degree from Ohio State University and a law degree from Capital University Law School.

About Ellen Richey
Ellen Richey most recently served as Vice Chairman of Risk and Public Policy of Visa Inc. from 2014 to 2019 and Chief Risk Officer from 2017 to 2019. In her role as Vice Chairman, Ms. Richey oversaw risk management, including enterprise risk, settlement risk, operational resilience, internal audit and risks to the integrity of the broader payments ecosystem, and served as a member of Visa’s senior executive committee. During her time at Visa, in 2014, she served as Chief Legal Officer, assuming responsibility for the legal function in addition to her risk responsibilities. Ms. Richey earned a Bachelor’s degree in linguistics and Far Eastern languages from Harvard University and a J.D. from Stanford University.

About Sunil Sabharwal
Sunil Sabharwal most recently served as Interim Chairman of Earthport’s Board of Directors from September 2018 to June 2019. In this position, he re-established all committees, ensured a timely delivery of the Annual Reporting Account and AGM, and drove the Board towards the sale of the business in December of 2018 at four times the prevailing share price. Prior to that, Mr. Sabharwal served as the U.S. Alternative Executive Director to the International Monetary Fund (IMF). He was confirmed by the United States Senate in February 2016 for a period of two years, which he served out in its entirety across two U.S. administrations. Earlier in his career, he founded Payments International, where he has served as President since 2006. He earned a Bachelor’s degree in business administration from Ohio State University and a Master of Sciences in Management degree from London Business School.

About Anne Smalling
Anne Smalling has served as President and Managing Partner of HM International, LLC since 1999. In this position, she provides oversight and supervision of the operating businesses in their succession, strategic planning, financing, acquisition and divestitures and major capital expenditures. Ms. Smalling has also served as the Chair of the Board of Directors of Quality Sausage Company, LLC since 2014, and American Innovations since 2004. Additionally, she is on the Board of Directors at Igasamex, S. de R.L. de C.V., Garrison Brothers, and rateGenius, Inc. Ms. Smalling earned a Bachelor’s degree in developmental psychology from Cornell University and a Master’s degree from Harvard Business School.

About USA Technologies, Inc.
USA Technologies, Inc. is a cashless payments and software services company that provides end-to-end technology solutions for the self-service retail market. With more than one million connections worldwide, USAT is transforming the unattended retail community by offering one solution for payments processing, logistics, and back-office management solutions. The company’s enterprise-wide platform is designed to increase consumer engagement and sales revenue through digital payments, digital advertising and customer loyalty programs, while providing retailers with control and visibility over their operations and their inventory. As a result, customers ranging from vending machine companies, to operators of micro-markets, car charging stations, laundromats, kiosks, amusements and more, can run their businesses more proactively, predictably, and competitively.

Important Additional Information
USA Technologies, Inc. (“USAT”) will be filing a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2020 annual meeting of shareholders. Shareholders are strongly advised to read USAT’s 2020 proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information. Shareholders will be able to obtain copies of USAT’s 2020 proxy statement and other documents filed by USAT with the SEC in connection with its 2020 annual meeting of shareholders free of charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.usatech.com.

USAT, its directors and its executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with USAT’s 2020 annual meeting of shareholders. Shareholders may obtain information regarding USAT’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2020 annual meeting of shareholders, including their respective interests by security holdings or otherwise, in USAT’s annual report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on October 9, 2019. To the extent the interests of certain participants, by security holdings or otherwise, have changed since June 30, 2019, such changes have been or will be reflected on Form 8-Ks, Form 3s and Form 4s filed or to be filed by USAT with the SEC. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement for USAT’s 2020 annual meeting of shareholders when it is filed by USAT with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.usatech.com.

Forward-looking Statements
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the resolution of any action that may be brought by or on behalf of USAT related to or arising out of Subchapter H of Chapter 25 of the Pennsylvania Business Corporation Law; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing, route scheduling, inventory management, and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the risk associated with the currently pending litigation or possible regulatory action arising from the internal investigation and its findings, from the failure to timely file USAT’s periodic reports with the Securities and Exchange Commission, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the shareholder demands for derivative actions; whether the listing application for USAT’s securities which has been filed by USAT with The Nasdaq Stock Market LLC will be granted or granted in a timely manner; or whether USAT's existing or anticipated customers purchase, rent or utilize ePort or Seed devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Source: USA Technologies, Inc.

Investors:
Monica Gould
The Blueshirt Group
Tel: +1 212-871-3927
monica@blueshirtgroup.com

Lindsay Savarese
The Blueshirt Group
Tel: +1 212-331-8417
lindsay@blueshirtgroup.com

Media:
Joele Frank, Wilkinson Brimmer Katcher
Tim Lynch / Meaghan Repko
212-355-4449